Exhibit 10.10

ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between Credit Suisse AG, Cayman Islands Branch (the “Assignor”) and Atlas Securitized Products Funding 1, L.P. (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and guaranties) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

1.	Assignor: Credit Suisse AG, Cayman Islands Branch
2.	Assignee: Atlas Securitized Products Funding 1, L.P.
3.	Borrower: The entity listed on Schedule 1 hereto
4.	Agent: Credit Suisse AG, New York Branch, as the Agent for the Lenders under the Credit Agreement
5.
Credit Agreement: Amended and Restated Credit Agreement dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time), by and among Sunnova EZ-Own Portfolio, LLC, as Borrower, Sunnova SLA Management, LLC, as Servicer and as Manager, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, financial institutions parties thereto as Lenders, each Funding Agent party thereto, the Agent for the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent

6.	Assigned Interest:
Assignor	Assignee	Assignor’s Advances Outstanding	Assignor’s Commitment	Amount of Commitment Assigned	Amount of Advances Assigned	Percentage Assigned of Advanced Advances
Credit Suisse AG, Cayman Islands Branch	Atlas Securitized Products Funding 1, L.P.	$[***]	$[***]	100%	100%	100%

7. Effective Date: March 27, 2023
[Signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

The terms set forth in this Assignment are hereby agreed to:
ASSIGNOR
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:    /s/ Patrick Remmert Jr
Name: Patrick Remmert Jr
Title: Authorized Signatory
By:    _/s/ Joseph Speziale
Name: Joseph Speziale
Title: Authorized Signatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ASSIGNEE

ATLAS SECURITIZED PRODUCTS FUNDING 1, L.P.
By: Atlas Securitized BKR 1, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By: __/s/ Joseph Glatt
Name: Joseph Glatt
Title: President

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Consented to and Accepted:
SUNNOVA EZ-OWN PORTFOLIO, LLC,
as Borrower
By:    _/s/ Robert Lane____________________
Name: Robert Lane
Title: Executive Vice President,
Chief Financial Officer

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE 1
Borrower
SUNNOVA EZ-OWN PORTFOLIO, LLC

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT1
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its subsidiaries or affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower, any of its subsidiaries or affiliates or any other Person of any of their respective obligations under any Transaction Document.
1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.8 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest, and (vii) attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy or other electronic format shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.